                                                                    EXHIBIT 99.2

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

Consolidated Statements of Income

                                                             Three Months Ended                            Six Months Ended
                                             ---------------------------------------------------   ---------------------------------
                                                  June              June             March              June              June
                                                  2002              2001              2002              2002              2001
                                             ---------------   ---------------   ---------------   ---------------   ---------------
Interest & Loan Fees Income                         $84,738           $91,696           $85,238          $169,976          $183,693
Tax Equivalent Adjustment                             2,779             2,897             2,803             5,582             5,765
                                             ---------------   ---------------   ---------------   ---------------   ---------------
     Interest & Fees Income (FTE)                    87,517            94,593            88,041           175,558           189,458
Interest Expense                                     33,322            45,467            34,590            67,912            93,244
                                             ---------------   ---------------   ---------------   ---------------   ---------------
     Net Interest Income (FTE)                       54,195            49,126            53,451           107,646            96,214

Loan Loss Provision                                   1,675             2,143             2,227             3,902             4,642

Non-Interest Income:
  Inv. Securities Transactions                         (289)             (718)             (304)             (593)             (576)
  Income from Fiduciary Activities                    2,115             2,194             2,274             4,389             4,209
  Service Charges on Deposits                         7,833             6,647             7,155            14,988            12,664
  Income from Mortgage Banking Operations             7,148             6,469             6,450            13,598            11,694
  Other Non-Interest Revenue                            463               304               362               825               850
                                             ---------------   ---------------   ---------------   ---------------   ---------------
     Total Non-Interest Income                       17,270            14,896            15,937            33,207            28,841
                                             ---------------   ---------------   ---------------   ---------------   ---------------

Non-Interest Expense:
  Staff Expense                                      19,158            15,446            17,614            36,772            29,929
  Occupancy & Equipment                               3,421             2,683             2,639             6,060             5,341
  Other Expenses                                     11,667            10,013            10,826            22,493            18,635
  Amortization of Intangibles                           249               797               585               834             1,589
  OREO Expense                                          168               191               165               333               310
  FDIC Expense                                          166               323               201               367               645
                                             ---------------   ---------------   ---------------   ---------------   ---------------
     Total Non-Interest Expense                      34,829            29,453            32,030            66,859            56,449
                                             ---------------   ---------------   ---------------   ---------------   ---------------

Pre-Tax Earnings (FTE)                               34,961            32,426            35,131            70,092            63,964

Tax Equivalent Adjustment                             2,779             2,897             2,803             5,582             5,765
                                             ---------------   ---------------   ---------------   ---------------   ---------------

Reported Pre-Tax Earnings                            32,182            29,529            32,328            64,510            58,199

Taxes                                                 9,976             9,745            10,507            20,483            19,063
                                             ---------------   ---------------   ---------------   ---------------   ---------------

Net Income                                          $22,206           $19,784           $21,821          $ 44,027          $ 39,136
                                             ===============   ===============   ===============   ===============   ===============


MEMO: Effective Tax Rate                              31.00%            33.00%            32.50%            31.75%            32.75%

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

Consolidated Balance Sheets

                                        June 30           June 30
                                          2002              2001            June 30         December 31         June 30
                                     Q-T-D Average     Q-T-D Average          2002              2001              2001
                                     ---------------   ---------------   ---------------   ---------------   ---------------
Cash & Cash Equivalents                  $  141,466        $  126,979        $  160,025        $  157,594        $  121,350

Securities Available for Sale             1,209,025         1,056,788         1,138,842         1,147,280         1,165,930
Held to Maturity Securities                 227,577           285,895           273,270           281,436           284,987
                                     ---------------   ---------------   ---------------   ---------------   ---------------
  Total Securities                        1,436,602         1,342,683         1,412,112         1,428,716         1,450,917
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Total Cash and Securities            1,578,068         1,469,662         1,572,137         1,586,310         1,572,267
                                     ---------------   ---------------   ---------------   ---------------   ---------------

  Loans held for sale                       201,183           197,286           284,230           368,625           198,591

  Commercial Loans                        1,897,275         1,558,943         1,943,177         1,849,208         1,573,379
  Mortgage Loans                          1,276,535         1,317,481         1,283,580         1,313,891         1,316,001
  Consumer Loans                            354,221           308,558           363,548           339,235           314,783
                                     ---------------   ---------------   ---------------   ---------------   ---------------

     Loans & Leases, net of
         unearned income                  3,528,031         3,184,982         3,590,305         3,502,334         3,204,163

Reserve for loan & Lease Losses             (47,920)          (41,172)          (47,746)          (47,408)          (41,197)

Goodwill                                     91,752            34,175            91,925            80,848            33,789
Other Intangibles                             7,074             3,871             6,771             7,750             3,770
                                     ---------------   ---------------   ---------------   ---------------   ---------------
   Total Intangibles                         98,826            38,047            98,696            88,598            37,559

Real Estate Owned                             3,967             2,378             4,116             2,763             2,260
Other Assets                                121,374           110,011           123,392           130,553           120,964
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Total Assets                        $5,483,529        $4,961,193        $5,625,130        $5,631,775        $5,094,607
                                     ===============   ===============   ===============   ===============   ===============

MEMO: Earning Assets                     $5,143,965        $4,704,505        $5,294,773        $5,301,211        $4,858,310
                                     ===============   ===============   ===============   ===============   ===============

Interest-bearing Deposits                $3,133,439        $2,901,303        $3,128,082        $3,134,008        $2,914,652
Noninterest-bearing Deposits                585,572           479,983           687,229           653,785           536,287
                                     ---------------   ---------------   ---------------   ---------------   ---------------
   Total Deposits                         3,719,011         3,381,286         3,815,311         3,787,793         3,450,939

Short-term Borrowings                       477,185           360,921           526,268           527,128           390,931
Intermediate & Long-term Borrowings         689,795           696,163           689,514           745,255           750,427
                                     ---------------   ---------------   ---------------   ---------------   ---------------
   Total Borrowings                       1,166,980         1,057,084         1,215,782         1,272,383         1,141,358

Other Liabilities                            74,348            70,498            60,854            65,070            57,343
                                     ---------------   ---------------   ---------------   ---------------   ---------------

     Total Liabilities                    4,960,339         4,508,868         5,091,947         5,125,246         4,649,640
                                     ---------------   ---------------   ---------------   ---------------   ---------------

Common Equity                               523,190           452,325           533,183           506,529           444,967
                                     ---------------   ---------------   ---------------   ---------------   ---------------
     Total Shareholders' Equity             523,190           452,325           533,183           506,529           444,967
                                     ---------------   ---------------   ---------------   ---------------   ---------------

Total Liabilities & Equity               $5,483,529        $4,961,193        $5,625,130        $5,631,775        $5,094,607
                                     ===============   ===============   ===============   ===============   ===============

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

                                                    Three Months Ended                              Six Months Ended
                                        -----------------------------------------------    ----------------------------------
                                            June             June              March             June              June
                                            2002             2001               2002             2002              2001
                                        ------------     -------------      -----------    ---------------     --------------
Share Data:

Earnings Per Share:
     Basic                              $      0.52       $      0.48       $      0.51       $      1.03       $      0.94
     Diluted                            $      0.51       $      0.47       $      0.50       $      1.01       $      0.93

Common Dividends Declared
    Per  Share                          $      0.23       $      0.23       $      0.23       $      0.46       $      0.45

High Common Stock Price                 $     32.25       $     27.00       $     29.97       $     32.25       $     27.00
Low Common Stock Price                  $     27.18       $     21.55       $     27.56       $     27.18       $     19.44

Book Value Per Share                                                        $     11.81       $     12.53       $     10.77
Tangible Book Value Per Share                                               $      9.74       $     10.21       $      9.86
52-week High Common Stock Price                                             $     29.97       $     32.25       $     27.00
    Date                                                                       03/28/02          05/06/02          06/29/01
52-week Low Common Stock Price                                              $     21.55       $     23.20       $     17.25
    Date                                                                       04/17/01          09/21/01          10/18/00

EOP Shares Outstanding (Net of Treasury
 Stock):                                                                     42,812,217        42,560,428        41,308,168

Weighted Average Shares Outstanding:
 (Net of Treasury Stock):
     Basic                               42,691,886        41,466,564        42,899,060        42,793,408        41,584,502
     Diluted                             43,391,049        41,823,411        43,548,650        43,466,954        41,914,814

Memorandum Items:

Tax Applicable to Security
     Transactions                             ($101)            ($251)            ($106)            ($208)            ($202)

Common Dividends Declared               $     9,801       $     9,530       $     9,869       $    19,670       $    18,705

EOP Employees (full-time equivalent)                                              1,340             1,399             1,271

                    UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                 Charleston, WV
                               Stock Symbol: UBSI
                    (In Thousands Except for Per Share Data)

                                                       Three Months Ended                            Six Months Ended
                                       ----------------------------------------------------  ---------------------------------
                                            June              June              March             June              June
                                            2002              2001              2002              2002              2001
                                       ----------------  ----------------  ----------------  ----------------  ---------------
Selected Yields and Net Interest Margin:

Loans                                            7.14%             8.51%             7.27%             7.21%            8.69%
Investment Securities                            6.09%             6.98%             6.23%             6.20%            7.00%
Money Market Investments/FFS                     1.27%             4.79%             1.78%             1.66%            5.40%
   Average Earning Assets Yield                  6.81%             8.05%             6.89%             6.86%            8.19%
Interest-bearing Deposits                        2.60%             4.28%             2.81%             2.70%            4.48%
Short-term Borrowings                            2.02%             3.92%             2.03%             2.03%            4.35%
Long-term Borrowings                             6.19%             6.32%             6.12%             6.16%            6.35%
   Average Liability Costs                       3.11%             4.61%             3.25%             3.18%            4.80%
     Net Interest Spread                         3.71%             3.45%             3.64%             3.68%            3.39%
     Net Interest Margin                         4.22%             4.18%             4.16%             4.19%            4.14%

Selected Financial Ratios:

Return on Average Common Equity                 17.02%            17.54%            17.19%            17.10%           17.70%
Return on Average Assets                         1.62%             1.60%             1.61%             1.62%            1.61%
Loan / Deposit Ratio                                                                91.43%            94.10%           98.60%
Loan Loss Reserve / Loans, net of unearned income                                    1.37%             1.33%            1.29%
Nonaccrual Loans / Loans, net of unearned income                                     0.22%             0.21%            0.19%
90-Day Past Due Loans/ Loans, net of unearned income                                 0.19%             0.21%            0.16%
Non-performing Loans/ Loans, net of unearned income                                  0.41%             0.42%            0.35%
Non-performing Assets/ Total Assets                                                  0.51%             0.52%            0.26%
Primary Capital Ratio                                                                9.87%            10.24%            9.47%
Shareholders' Equity Ratio                                                           9.10%             9.48%            8.73%
Price / Book Ratio                                                                   2.50%             2.35%            2.49%
Price / Earnings Ratio                                                              14.73%            14.50%           14.37%
Efficiency Ratio                                47.96%            43.97%            44.88%            46.44%           43.42%

                                            June              June            December            March
                                            2002              2001              2001              2002
                                       ----------------  ----------------  ----------------  ----------------
Credit Quality Data:
EOP Non-Accrual Loans                         $ 7,384           $ 6,062           $ 8,068           $ 7,824
EOP 90-Day Past Due Loans                       7,604             5,143             9,522             6,540
                                       ----------------  ----------------  ----------------  ----------------
   Total EOP Non-performing Loans             $14,988           $11,205           $17,590           $14,364

EOP Non-performing Securities                  10,000                              10,000           $10,000
EOP Other Real Estate Owned                     4,116             2,260             2,763             4,099
                                       ----------------  ----------------  ----------------  ----------------
   Total EOP Non-performing Assets            $29,104           $13,465           $30,353           $28,463
                                       ================  ================  ================  ================


                                                        Three Months Ended                             Year to Date
                                       ----------------------------------------------------  ---------------------------------
                                            June              June              March             June              June
                                            2002              2001              2002              2002              2001
                                       ----------------  ----------------  ----------------  ----------------  ---------------
Charge-off Analysis:
Gross Charge-offs                             ($2,187)          ($2,490)          ($2,403)          ($4,590)         ($5,162)
Recoveries                                        369               353               657             1,026            1,185
                                       ----------------  ----------------  ----------------  ----------------  ---------------

Net Charge-offs                               ($1,818)          ($2,137)          ($1,746)          ($3,564)         ($3,977)
                                       ================  ================  ================  ================  ===============